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$800,000                                                      March 15, 1996

Sixty (60) days after date I promise to pay to the order of Shorewood Packaging Corporation Eight Hundred Thousand and 00/100 dollars payable at 277 Park Avenue, New York, New York 10172.

Value received with interest at 6.5 percent per annum.

Due May 14, 1996                                         /s/  Marc P. Shore
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                                                         Marc P. Shore